UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2017

Commission File No. 000-16929

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite C-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2017, Soligenix, Inc. (the “Company”) entered into a securities purchase agreement (the “Public Offering Securities Purchase Agreement”) with certain accredited investors identified on the signature pages thereto (the “Purchasers”) pursuant to which the Company agreed to issue and sell an aggregate of 1,575,500 shares (the “Public Offering Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), in a registered direct offering (the “Public Offering”). The Public Offering Shares were offered by the Company pursuant to its shelf registration statement on Form S-3 (File No. 333-217738) initially filed with the Securities and Exchange Commission (the “Commission”) on May 5, 2017, as amended on August 8, 2017, and declared effective on August 11, 2017 (the “Registration Statement”).

In a concurrent private placement, the Company also agreed, pursuant to additional securities purchase agreements (the “Private Placement Securities Purchase Agreements”), to issue and sell to certain of the Purchasers an aggregate of 982,000 shares (the “Private Placement Shares”) of Common Stock (the “Private Placement” and, together with the Public Offering, the “Offerings”). The offer and sale of the Private Placement Shares are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement. Also on October 31, 2017, the Company entered into a registration rights agreements (the “Registration Rights Agreements”) with the purchasers in the Private Placement, pursuant to which the Company agreed to file with the Commission a registration statement to register for resale under the Securities Act the Private Placement Shares.

The per share purchase price for the Public Offering Shares and the Private Placement Shares is at a price of $2.00. The per share closing price of the Common Stock on October 30, 2017 was $1.84. The closing of the Offerings is expected to occur on November 2, 2017. The Company expects the aggregate gross proceeds from the Offerings to be approximately $5.12 million. The Company expects the aggregate net proceeds from the Offerings, after deducting the placement agents’ fees and other estimated offering expenses, to be approximately $4.6 million. The Company intends to use the aggregate net proceeds for general corporate and working capital purposes, which may include, among other things, working capital, product development, acquisitions, capital expenditures, and other business opportunities.

The Public Offering Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. Under the Public Offering Securities Purchase Agreement, the Company has agreed, subject to certain exceptions, not to enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents for a period of 90 days following the closing of the Offerings.

Aegis Capital Corp. (the “Placement Agent”) acted as the placement agent for the Offerings. The Company agreed to pay the Placement Agent an aggregate cash fee equal to 7% of the gross proceeds received by the Company in each of the Offerings and to reimburse the placement agent for certain of its expenses with respect to each of the Offerings. In connection with the completion of the Offerings, for the aggregate price of $200, the placement agent may purchase warrants (the “Placement Agent Warrants”) to purchase an aggregate of 51,150 shares of Common Stock at an exercise price of $2.50 per share. The Placement Agent Warrants are exercisable during the period commencing at 180 days from the closing date of the Offerings and ending October 31, 2022. Additionally, the Company will (i) pay the Placement Agent a cash fee equal to 7.0% of the gross sales price with respect to any public or private financing if such financing is consummated with the purchasers in the Private Placement at any time within the nine-month period following the completion of the Private Placement and (ii) sell, for the price of $100, to the Placement Agent a warrant to purchase shares of Common Stock equal to 2% of the shares sold to such purchasers in such financing at an exercise price equal to 125% of the price of the shares sold in such financing. The Placement Agency Agreements are filed as Exhibit 10.4 and 10.5 hereto.

The foregoing summaries of the Placement Agent Warrants, the Public Offering Securities Purchase Agreement, the Private Placement Securities Purchase Agreements, the Registration Rights Agreements and the Placement Agency Agreements (the “Transaction Documents”) do not purport to be complete and are qualified in their entirety by reference to the full texts of the form of the Placement Agent Warrants, the form of Public Offering Securities Purchase Agreement, the Private Placement Securities Purchase Agreements, the Registration Rights Agreements and the two Placement Agency Agreements that are filed herewith as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively. The representations, warranties and covenants contained in Transaction Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Transaction Documents, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Transaction Documents are incorporated herein by reference only to provide investors with information regarding the terms of the Transaction Documents, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Commission.

2

The legal opinion, including the related consent, of Duane Morris LLP relating to the legality of the issuance and sale of the Public Offering Shares is filed as Exhibit 5.1 hereto.

This report does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02.	Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Private Placement Shares is incorporated herein by reference.

The Private Placement Shares and the Placement Agent Warrants were issued pursuant to an exemption from the registration requirement of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D thereunder. Each of the Purchasers party to the Private Placement Purchase Agreements represented that (i) it is an “accredited investor,” as defined in Regulation D, (ii) is acquiring the Private Placement Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, (iii) it is not purchasing the Private Placement Shares as a result of any registration statement that may have been filed by the Company and (iv) it has a substantive, pre-existing relationship with the Company and/or the Placement Agent outside of any public offering effort on behalf of the Company.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected settlement of the sale and purchase of securities described herein and the Company’s receipt of net proceeds therefrom. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Public Offering Securities Purchase Agreement and the Private Placement Securities Purchase Agreements. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Prospectus Supplement and accompanying prospectus and the Company’s reports filed with the Commission.

3

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Warrant to be issued to Aegis Capital Corp.

5.1	Opinion of Duane Morris LLP.

10.1	Form of Public Offering Securities Purchase Agreement dated October 31, 2017.

10.2	Form of Private Placement Securities Purchase Agreement dated October 31, 2017.

10.3	Form of Registration Rights Agreement dated October 31, 2017.

10.4	Placement Agency Agreement dated October 31, 2017.

10.5	Placement Agency Agreement dated October 31, 2017.

23.1	Consent of Duane Morris LLP (included in Exhibit 5.1).

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

October 31, 2017	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

5